                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  CONSEP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                      LOGO

                                                                  April 13, 1998

Dear Shareholder:

     You are cordially invited to attend the annual meeting of shareholders of Consep, Inc. which will be held on Thursday, May 21, 1998, at 10:00 a.m., local time, at Mount Bachelor Village in The Fireside Room, 19717 Mount Bachelor Drive, Bend, Oregon 97702. I look forward to greeting as many of our shareholders as possible.

     Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

     Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date and promptly return the enclosed proxy in the enclosed postage-paid envelope. If you decide to attend the annual meeting and vote in person, you will, of course, have that opportunity.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

                                          Sincerely,

                                          /s/ VOLKER G. OAKEY

                                          Volker G. Oakey
                                          Chairman of the Board of Directors,
                                          President and Chief Executive Officer

                                      LOGO

                            213 S.W. COLUMBIA STREET
                               BEND, OREGON 97702
                                 (541) 388-3688
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 21, 1998
                            ------------------------

To the Shareholders of
Consep, Inc.:

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the "Annual Meeting") of Consep, Inc. (the "Company") will be held on Thursday, May 21, 1998 at 10:00 a.m., local time, at Mount Bachelor Village in The Fireside Room, 19717 Mount Bachelor Drive, Bend, Oregon 97702, for the following purposes:

          1. ELECTION OF DIRECTORS. To elect three directors, two of whom shall each be elected to serve for a three-year term and one of whom shall be elected to serve for a one-year term;

          2. APPROVAL OF AN AMENDMENT TO THE 1997 STOCK INCENTIVE PLAN. To approve an Amendment to the Consep, Inc. 1997 Stock Incentive Plan to reserve an additional 300,000 shares of the Company's Common Stock for issuance thereunder (the "Amendment");

          3. RATIFICATION OF APPOINTMENT OF AUDITORS. To ratify the appointment by the Board of Directors of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1998; and

          4. OTHER BUSINESS. To transact any other business which may properly come before the meeting or any adjournments or postponements thereof.

     The Board of Directors of the Company has fixed the close of business on March 20, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

                                          By Order of the Board of Directors,

                                          /s/ VOLKER G. OAKEY

                                          Volker G. Oakey
                                          Chairman of the Board of Directors,
                                          President and Chief Executive Officer

Bend, Oregon
April 13, 1998

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE DATE, SIGN AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                  CONSEP, INC.
                            213 S.W. COLUMBIA STREET
                               BEND, OREGON 97702
                                 (541) 388-3688
                            ------------------------

                                PROXY STATEMENT
                                    FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 21, 1998
                            ------------------------

                                  INTRODUCTION

GENERAL

     This Proxy Statement is being furnished to the shareholders of Consep, Inc., an Oregon corporation ("Consep" or the "Company"), as part of the solicitation of proxies by the Company's Board of Directors (the "Board of Directors") from holders of the outstanding shares of Consep common stock, par value $0.01 per share (the "Common Stock"), for use at the Company's Annual Meeting of Shareholders to be held on May 21, 1998, and at any adjournments or postponements thereof (the "Annual Meeting"). At the Annual Meeting, shareholders will be asked to elect three members of the Board of Directors, approve the Amendment to the Company's 1997 Stock Incentive Plan, ratify the appointment by the Board of Directors of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1998, and transact such other business as may properly come before the meeting or any adjournments or postponements thereof. This Proxy Statement, together with the enclosed proxy card, is first being mailed to shareholders of Consep on or about April 13, 1998.

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     The Board of Directors has fixed the close of business on March 20, 1998 as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting, with each such share entitling its owner to one vote on all matters properly presented at the Annual Meeting. On the record date, there were approximately 2,200 beneficial holders of the 9,645,664 shares of Common Stock then outstanding. The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with instructions marked thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR THE ELECTION OF THE THREE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS, FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1997 STOCK INCENTIVE PLAN AND FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998. The Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote the shares represented by such proxy upon such matters as determined by a majority of the Board of Directors.

     The presence of a shareholder at the Annual Meeting will not automatically revoke such shareholder's proxy. A shareholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or delivering a duly executed proxy bearing a later date to, Assistant Corporate Secretary, Consep, Inc., 213 SW Columbia Street, Bend, Oregon 97702, or by attending the Annual Meeting and voting in person. However, a shareholder who attends the meeting need not revoke a previously executed proxy and vote in person unless such shareholder wishes to do so. All valid, unrevoked proxies will be voted at the Annual Meeting.

                             ELECTION OF DIRECTORS

     At the Annual Meeting, three directors will be elected, two of whom shall each be elected to serve for a three-year term and one of whom shall be elected to serve for a one-year term. Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of the persons named below as nominees. The Board of Directors believes that the nominees will stand for election and will serve if elected as directors. However, if any of the persons nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

     Under the Company's articles of incorporation and bylaws, the directors are divided into three classes composed of two directors each. The term of office of only one class of directors expires in each year, and their successors are elected for terms of three years and until their successors are elected and qualified. At the Annual Meeting, in addition to electing two directors for a three-year term, shareholders will be electing one director for a one-year term to fill the vacancy created by the resignation of former director Peter H. Gleason in January 1998. There is no cumulative voting for election of directors.

     Information as to Nominees and Continuing Directors. The following table sets forth the names of the Board of Directors' nominees for election as a director and those directors who will continue to serve after the Annual Meeting. Also set forth is certain other information with respect to each such person's age at April 1, 1998, principal occupation or employment during the past five years, the periods during which he has served as a director of Consep and positions currently held with Consep.

                                          DIRECTOR   EXPIRATION            POSITION(S) HELD
                                    AGE    SINCE      OF TERM                WITH CONSEP
                                    ---   --------   ----------   ----------------------------------
NOMINEES:
  Philip E. Barak.................  46     1996       2001        Director
  Kenneth D. MacKay...............  55     1997       2001        Director
  Gordon D. Barker................  51      --        1999        --

CONTINUING DIRECTORS:
  Volker G. Oakey.................  57     1984       1999        Chairman of the Board, President
                                                                  and Chief Executive Officer
  Walter C. Babcock...............  50     1984       2000        Director and Member of Scientific
                                                                  Advisory Board
  John A. Beaulieu................  63     1997       2000        Director

     PHILIP E. BARAK. Mr. Barak has been a director of the Company since June 1996 and was appointed to the Audit Committee of the Board of Directors of the Company in June 1996. Mr. Barak is the Chief Financial Officer of Nazem, Inc., where he has worked since 1983. Mr. Barak is also a Special Limited Partner of Nazem & Company III, L.P. and a General Partner of Nazem & Company IV, L.P. Prior to joining Nazem, Inc., Mr. Barak was the Chief Financial Officer of a privately-held distributor of petrochemicals. Mr. Barak is a C.P.A. and spent five years in public accounting with Arthur Andersen & Co. Mr. Barak is a director of Spatial Technology, Inc. Mr. Barak holds a B.S. from Rider College.

     DR. KENNETH D. MACKAY. Dr. MacKay has been a director of the Company since May 1997. Dr. MacKay is the Vice President, Research and Development and Chief Technical Officer of Henkel Corporation, a specialty chemicals and adhesives manufacturer, where he has been employed in various management and research positions since 1977. From 1991 to 1996, Dr. MacKay served as President of Cognis, Inc., a wholly-owned subsidiary of Henkel Corporation. Dr. MacKay holds a B.S. in Chemistry from the University of Michigan and a Ph.D. in Organic Chemistry from the University of Minnesota.

     GORDON D. BARKER. From March 1968 through December 1996, Mr. Barker was the President and Chief Executive Officer of Thrifty Payless Drug Stores, Inc., a retail drug and variety store chain. Mr. Barker is a director of Gart Sports Co. Mr. Barker received his B.S. degree in Pharmacy from Washington State University.

     VOLKER G. OAKEY. Mr. Oakey has been a director of the Company since 1984 and was appointed President and Chief Executive Officer of the Company in 1988. From 1986 to 1988, Mr. Oakey was a Manager with the investment banking firm of Brown Brothers Harriman. Prior to that, Mr. Oakey spent fifteen years at Bethlehem Steel Corporation, serving most recently as Assistant Treasurer of that company. Mr. Oakey is a member of the Board of Directors of Bend Research, Inc. Mr. Oakey holds an M.B.A. from The Wharton School of Business at the University of Pennsylvania and a B.A. in Economics from the University of Maryland.

     DR. WALTER C. BABCOCK. Dr. Babcock has been a director of the Company since it was formed in 1984 and was appointed to the Compensation Committee of the Board of Directors of the Company in September 1996. Dr. Babcock is President, Chief Executive Officer and Chairman of the Board of Directors of Bend Research, Inc., where he has been employed since 1976. Dr. Babcock holds a Ph.D. in Physical Chemistry from the University of Oregon. For a discussion of the transactions and relationships between the Company and Bend Research, Inc., see "Certain Transactions and Relationships."

     JOHN A. BEAULIEU. Mr. Beaulieu has been a director of the Company since May 1997 and was appointed to the Audit and Compensation Committees of the Board of Directors of the Company in February 1998. Mr. Beaulieu is the Managing Partner of Cascadia Pacific Management, LLC, where he has served since 1994. Cascadia Pacific Management, LLC is the contract manager for Oregon Resource and Technology Development Fund, a state-funded venture capital firm. Prior to joining Cascadia Pacific Management, LLC, Mr. Beaulieu served as President of Oregon Resource and Technology Development Fund since its formation in 1986. Mr. Beaulieu is also a general partner in Seed Management, a Vancouver, B.C.-based venture capital firm. Mr. Beaulieu is a director of TCC Communications, Biozyme Inc., EPC Inc., Puriponics LLC and AntiVirals Inc. Mr. Beaulieu received his BS&C degree in Accounting and an M.B.A. from the University of Santa Clara.

     Board of Directors Committees and Nominations by Shareholders. The Board of Directors acts as a nominating committee for selecting nominees for election as directors. The Company's bylaws also permit shareholders to make nominations for the election of directors, if such nominations are made pursuant to timely notice in writing to the Company's Secretary. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the date of the meeting, provided that at least 60 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders. If less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received by the Company not later than the close of business on the tenth day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made. A shareholder's notice of nomination must also set forth certain information specified in Article III, Section 3.16 of the Company's bylaws concerning each person the shareholder proposes to nominate for election and the nominating shareholder.

     The Board of Directors has appointed a standing Audit Committee which during the fiscal year ended December 31, 1997, held one meeting. The members of the Audit Committee currently are Messrs. Beaulieu and Barak. The Audit Committee reviews the scope of the independent annual audit, the independent public accountants' letter to the Board of Directors concerning the effectiveness of the Company's internal financial and accounting controls and management's response to that letter, if deemed necessary. The Board of Directors has also appointed a Compensation Committee which reviews executive compensation and makes recommendations to the full Board regarding changes in compensation, and also administers the Company's stock option plans. During the fiscal year ended December 31, 1997, the Compensation Committee held two meetings. The members of the Compensation Committee currently are Messrs. Babcock and Beaulieu.

     During 1997, the Company's Board of Directors held four meetings. Each incumbent director attended more than 75% of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by all committees of the Board on which he served during the period that he served.

     See "Management -- Executive Compensation" for certain information regarding compensation of directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ITS NOMINEES FOR DIRECTOR. If a quorum is present at the Annual Meeting, the Company's bylaws provide that directors are elected by a plurality of the votes cast by the shares entitled to vote. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting, but are not counted and have no effect on the determination of whether a plurality exists with respect to a given nominee.

                                   MANAGEMENT

EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the executive officers of the Company.

                NAME                  AGE                    POSITION(S)
                ----                  ---                    -----------
Volker G. Oakey.....................   57        Chairman of the Board of Directors,
                                                 President and Chief Executive
                                                 Officer
Larry Katz..........................   42        Vice President, Finance and Chief
                                                 Financial Officer
Kenneth C. "Curt" Rymer.............   46        Vice President, Consumer Products
Steven R. Hartmeier.................   40        Vice President, Commercial
                                                 Agriculture Products

     Information concerning the principal occupation of Mr. Oakey is set forth under "Election of Directors." Information concerning the principal occupation during at least the last five years of the executive officers of the Company who are not also directors of the Company is set forth below.

     LARRY KATZ. Mr. Katz has been Consep's Vice President, Finance and Chief Financial Officer since June 1996. Prior to joining Consep, Mr. Katz was Vice President and Research Analyst at Pacific Crest Securities from 1992 to 1996. In the preceding eight years Mr. Katz served in various positions with Gregory Forest Products, primarily as Vice President of Operations. Mr. Katz also spent two years from 1982 to 1984 with Arthur Andersen & Co. Mr. Katz holds a B.S. in Forestry from the University of California and an M.B.A. from the University of Oregon.

     KENNETH C. "CURT" RYMER. Mr. Rymer joined the Company in February 1985, as Controller. Mr. Rymer served as Controller until June 1987, at which time he was named National Sales Manager of Consumer Products for Consep. In May 1994, Mr. Rymer was named Vice President, Consumer Products, and became an executive officer of the Company. Prior to joining Consep, Mr. Rymer served as Controller for Xytec Corporation from February 1983 to January 1985. Prior to joining Xytec Corporation, Mr. Rymer held various positions with Dean Witter Reynolds, Moss Adams, and Peat, Marwick, Mitchell and Company. Mr. Rymer holds a B.S. in Business from the University of Northern Colorado.

     STEVEN R. HARTMEIER. Mr. Hartmeier was named Vice President, Commercial Agriculture Products and became an officer of the Company in September 1996. Mr. Hartmeier served as the Company's Director, Sales and Marketing, Agriculture Products from July 1994 to September 1996. From July 1991 to July 1994, Mr. Hartmeier held various positions in the Company-owned distribution group, Pacoast, Inc., most recently as Manager of Sales and Marketing. Mr. Hartmeier joined the Company in July 1991. Prior to joining the Company, Mr. Hartmeier held various sales and marketing positions with Monsanto Agricultural Company, focusing on both the agricultural and industrial, turf and ornamental markets. Mr. Hartmeier holds a B.S. in Plant Science from the University of California, Davis.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides information concerning the compensation of the Company's Chief Executive Officer and each of the other executive officers of the Company (the "named executive officers") for the fiscal years ended December 31, 1995, 1996 and 1997.

                                                                                      LONG-TERM
                                                                                     COMPENSATION
                                                                                     ------------
                                                              ANNUAL COMPENSATION       STOCK
                     NAME AND                                 -------------------      OPTIONS
              PRINCIPAL POSITION(S)                   YEAR     SALARY      BONUS       GRANTED
              ---------------------                   ----    ---------    ------    ------------
Volker G. Oakey...................................    1995    $135,000      --          15,000
  President, Chief Executive                          1996     157,500      --          25,000
  Officer and Chairman of the                         1997     132,500      --          57,438
  Board of Directors

Larry Katz(1).....................................    1995       --         --          --
  Vice President, Finance                             1996      55,417      --          42,500
  and Chief Financial Officer                         1997      90,000      --          22,500

Kenneth C. "Curt" Rymer...........................    1995      76,500     5,000        10,333
  Vice President,                                     1996      89,250      --          12,500
  Consumer Products                                   1997      89,250      --          15,000

Steven R. Hartmeier(2)............................    1995       --         --          --
  Vice President, Commercial                          1996      81,333     5,000        35,000
  Agriculture Products                                1997      90,000      --          15,000

---------------
(1) Mr. Katz first became an executive officer in June 1996.

(2) Mr. Hartmeier first became an executive officer in September 1996.

STOCK OPTIONS

     The following table sets forth information concerning options granted to the named executive officers during the fiscal year ended December 31, 1997 under the Company's 1997 Stock Incentive Plan.

                                                                                   POTENTIAL REALIZABLE
                                            PERCENT OF                               VALUE AT ASSUMED
                               NUMBER OF      TOTAL                                ANNUAL RATES OF STOCK
                              SECURITIES     OPTIONS      EXERCISE                PRICE APPRECIATION FOR
                              UNDERLYING    GRANTED TO     PRICE                      OPTION TERM(2)
                                OPTIONS     EMPLOYEES       PER      EXPIRATION   -----------------------
            NAME                GRANTED      IN 1997      SHARE(1)      DATE         5%           10%
            ----              -----------   ----------    --------   ----------   ---------    ----------
Volker G. Oakey.............   57,438(3)       25.23%      $1.50     12/31/2007    $54,183      $137,312
Larry Katz..................   22,500(3)        9.88        1.50     12/31/2007     21,225        53,788
Kenneth C. "Curt" Rymer.....   15,000(3)        6.59        1.50     12/31/2007     14,150        35,859
Steven R. Hartmeier.........   15,000(3)        6.59        1.50     12/31/2007     14,150        35,859

---------------
(1) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock, as determined by reference to the closing price reported on the NASDAQ Stock Market on the last trading day prior to the date of the grant.

(2) The potential realizable value is calculated based on the term of the option at its time of grant (10 years) and is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated price. The 5% and 10% assumed rates of appreciation are derived from the rules of the Securities and Exchange Commission and do not represent the Company's estimates or projections of the future Common Stock price. There can be no assurance that the Common Stock will appreciate at any particular rate or at all in future years.

(3) Options become exercisable starting March 31, 1998, with one-quarter of the options becoming exercisable at that time and with an additional one-quarter of the options becoming exercisable on June 30, 1998, September 30, 1998 and December 31, 1998, respectively.

FISCAL YEAR END OPTION VALUES

     The following table sets forth, for each of the named executive officers, the number and value of unexercised options as of December 31, 1997. None of the named executive officers acquired any shares upon exercise of options in 1997.

                                                 NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                UNDERLYING UNEXERCISED               IN-THE-MONEY
                                                      OPTIONS AT                      OPTIONS AT
                                                  DECEMBER 31, 1997              DECEMBER 31, 1997(1)
                                             ----------------------------    ----------------------------
                   NAME                      EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                   ----                      -----------    -------------    -----------    -------------
Volker G. Oakey............................    139,000         63,438          $40,000            *
Larry Katz.................................     18,500         46,500            *                *
Kenneth C. "Curt" Rymer....................     40,326         27,340            *                *
Steven R. Hartmeier........................     25,734         37,400            *                *

---------------

(1) The value of unexercised in-the-money options is based on the difference between $1.50, which was the closing price of the Common Stock on December 31, 1997, and the applicable exercise price.

  * The indicated options were not in-the-money on December 31, 1997, in that the applicable exercise price is greater than $1.50, which was the closing price of the Common Stock on December 31, 1997.

DIRECTOR COMPENSATION

     The members of the Company's Board of Directors are not compensated for their service on the Board, but are reimbursed for out-of-pocket and travel expenses incurred in attending Board meetings. Nonemployee members of the Board of Directors participate in the Company's 1993 Stock Option Plan for Nonemployee Directors (the "1993 Nonemployee Director Plan"), under which each eligible nonemployee director receives, after each annual meeting of shareholders, an option to purchase 2,000 shares of Common Stock. Options granted to nonemployee directors have an exercise price equal to the fair market value of the Company's Common Stock as of the date of grant and are 100% vested on the date of grant. All of the Company's nonemployee directors are eligible to participate in the 1993 Nonemployee Director Plan. Dr. Babcock will also be compensated for his service on the Company's Scientific Advisory Board by receiving $1,500 per meeting attended and a stock option to purchase 750 shares of Common Stock on an annual basis under the Company's 1997 Stock Incentive Plan.

CONTROL CHANGE AGREEMENTS

     Effective December 31, 1997, the Company and each of its named executive officers, Volker G. Oakey, Larry Katz, Steven R. Hartmeier and Kenneth C. "Curt" Rymer, entered into a Control Change Agreement (the "Control Change Agreement"). The Control Change Agreement provides for the payment to each of the Company's named executive officers of a salary continuation benefit plus continuation of life insurance, disability insurance, health insurance and dental insurance benefits for a period of two years in the event the named executive officer's employment with the Company is terminated, whether voluntary or involuntary, within two years after both a "change in control" of the Company and a "material adverse change in employment" of the named executive officer. The amount of the salary continuation benefit would be equal to two years of the named executive officer's salary calculated with reference to the named executive officer's salary (excluding bonuses) for the calendar year immediately preceding any termination of employment. This salary continuation benefit would be payable in twenty-four (24) equal monthly installments commencing thirty (30) days following the date of termination of employment. A change in control is defined for purposes of the control change agreement as the occurrence on or before December 31, 1999 of any of the following events: (i) the acquisition by any person of beneficial ownership of twenty percent (20%) or more of the voting securities of the Company, (ii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting shares of the Company outstanding immediately prior thereto continuing to represent at least fifty percent (50%) of the total voting power represented by the voting shares of the Company or the surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (iii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or any combination of the foregoing transactions, the persons who are directors of the Company before such transactions cease to constitute at least two-thirds ( 2/3) of the Board of Directors of the Company or any successor entity. A material adverse change in employment is defined for purposes of the Control Change Agreement as: (i) without the named executive officer's express written consent, any assignment of duties inconsistent with the named executive officer's position immediately prior to a change in control, or a change in the named executive officer's reporting responsibilities, titles or offices as in effect immediately prior to a change in control, or any removal of a named executive officer from or failure to reelect or reappoint a named executive officer to his position immediately prior to a change in control, except (a) in connection with the named executive officer's termination of employment for cause or as a result of a named executive officer's death or disability, (b) pursuant to an order of a court of competent jurisdiction or (c) upon the named executive officer's retirement under a retirement plan of the Company; (ii) a reduction of the named executive officer's aggregate base salary from the Company following a change in control; or (iii) the relocation of the office at which the named executive officer regularly performs his duties for the Company, which relocation is not consented to by the named executive officer and which relocation requires the named executive officer to be based anywhere other than the principal executive office of the Company or its successors and assigns. No salary continuation benefits are paid, and no health or welfare benefits continue, if the named executive officer's termination of employment is for "cause" (defined to include willful failure or refusal to comply with the reasonable and lawful policies, standards or regulations from time to time established by the Company, and the named executive officer's failure to correct such failure or refusal within thirty
(30) days notice from the Company specifying the nature of such failure or refusal and engaging in criminal conduct or engaging in conduct with respect to the Company that is dishonest, fraudulent or materially detrimental to the reputation, character or standing of the Company) is because of disability or is a result of death.

               COMPENSATION REPORT OF THE COMPENSATION COMMITTEE

COMPENSATION COMMITTEE REPORT

     Under rules established by the Securities and Exchange Commission (the "SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chairman of the Board of Directors ("Chairman") and Chief Executive Officer and the four other most highly compensated executive officers. In fulfillment of this requirement, the Compensation Committee has prepared the following report for inclusion in this Proxy Statement.

     The Compensation Committee of the Board of Directors, which is responsible for reviewing and evaluating the compensation of the Company's executive officers, approves and recommends to the Board of Directors compensation and award levels for executive officers of the Company. The full Board of Directors approves executive compensation, but executive officers who are also directors do not participate in deliberations or decisions involving their own compensation. Stock option grants to executive officers under the Company's 1997 Stock Incentive Plan may be made by the Compensation Committee alone or the full Board of Directors following review of the recommendations of the Compensation Committee; provided, that executive officers who are also directors do not participate in deliberations or decisions regarding their own stock option grants.

EXECUTIVE OFFICER COMPENSATION POLICIES

     The Company's executive officer compensation policies are designed to attract, motivate, and retain senior management by providing an opportunity for competitive compensation based on performance. Executive officer compensation includes competitive base salaries, annual cash incentive opportunities, and long-term incentive opportunities in the form of stock options, along with benefits offered to all employees of the Company.

EXECUTIVE OFFICER COMPENSATION COMPONENTS

     The key components of the Company's compensation program are base salary, annual incentive awards and equity participation. These components are administered with the goal of providing total compensation that is competitive in the marketplace, rewards successful financial performance and aligns executive officers' interests with those of shareholders.

     Base Salary. Base salaries for executive officers are set at levels believed by the Compensation Committee to be sufficient to attract and retain qualified executive officers. Base pay increases are provided to executive officers based on an evaluation of each executive's performance, as well as the performance of the Company as a whole. In establishing base salaries, the Compensation Committee not only considers the financial performance of the Company, but also the success of the executive officers in developing and executing the Company's strategic plans, developing management employees and exercising leadership. The Compensation Committee believes that executive officer base salaries for 1997 were reasonable as compared to amounts paid by companies of similar size.

     Annual Performance Incentive. The Compensation Committee believes that a significant proportion of total cash compensation for executive officers should be subject to attainment of specific Company and individual performance criteria. This approach creates a direct incentive for executive officers to achieve desired performance goals and places a significant percentage of each executive officer's compensation at risk. Consequently, each year the Compensation Committee establishes potential bonuses for executive officers based on the Company's and the specific individual's achievement of certain performance criteria. For fiscal 1997, no bonuses were accrued or paid to executive officers based on the achievement of such predetermined performance criteria.

     Stock Options. The Compensation Committee believes that equity participation is a key component of its executive compensation program. Stock options are granted to executive officers primarily based on the officer's actual and potential contribution to the Company's growth and profitability and competitive marketplace practices. Option grants are designed to retain executive officers and motivate them to enhance stockholder value by aligning the financial interests of executive officers with those of shareholders. Stock options also provide an effective incentive for management to create shareholder value over the long term since the full benefit of the compensation package cannot be realized unless an appreciation in the price of the Company's Common Stock occurs over a number of years.

COMPENSATION OF CHAIRMAN AND CHIEF EXECUTIVE OFFICER

     Consistent with the executive compensation policies and components described above, the Compensation Committee determined the salary, bonus and stock options received by Volker G. Oakey, Chairman and Chief Executive Officer of the Company, for services rendered in fiscal 1997. Mr. Oakey received a base salary of $132,500 for 1997. Mr. Oakey also received an option to purchase 57,438 shares of the Company's Common Stock at the market price on the last trading day before the date of the grant, vesting over a twelve-month period in four equal quarterly increments. 47,438 of the shares covered by this option grant related to a reduction in base salary effective January 1, 1998.

                                          SUBMITTED BY THE COMPENSATION
                                          COMMITTEE

                                          John A. Beaulieu
                                          Walter C. Babcock

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Oakey serves as a member of the Board of Directors of Bend Research, Inc. Dr. Babcock, an executive officer of Bend Research, Inc., serves as a member of the Compensation Committee of the Board of Directors of the Company. For a discussion of the transactions and relationships between the Company and Bend Research, Inc., see "Certain Transactions and Relationships."

                            STOCK PERFORMANCE GRAPH

     The following graph compares the monthly cumulative total returns for the Company, the NASDAQ Composite (US) Index and an index of peer companies selected by the Company.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
           AMONG CONSEP, NASDAQ COMPOSITE (US) INDEX AND PEER INDEX**

        MEASUREMENT PERIOD                               SELF-DETERMINED      NASDAQ STOCK
      (FISCAL YEAR COVERED)          'CONSEP, INC.'        PEER GROUP          MARKET (US)
2/9/94                                     100                 100                 100
12/30/94                                    50                  40                  96
12/29/95                                    46                  30                 134
12/31/96                                    50                  10                 164
12/31/97                                    25                  10                 200

      * Assumes $100 invested in each index on February 9, 1994.

     ** Total return assumes reinvestment of dividends.

     The total cumulative return on investment (change in stock price plus reinvested dividends) for each of the periods for the Company, the peer group and the NASDAQ Composite (US) Index is based on the stock price or index on February 9, 1994, the date of the Company's initial public offering.

     The above graph compares the performance of the Company with that of the NASDAQ Composite (US) Index and a group of peer companies with the investment weighted on market capitalization. Companies in the peer group are as follows:
AgriDyne Technologies, Inc., Crop Genetics International Corp., Ecoscience Corporation, Ecogen, Inc. and biosys, inc. Crop Genetics International Corp. is included in the peer group through March 31, 1995, at which date it merged with a wholly-owned subsidiary of biosys, inc. AgriDyne Technologies, Inc. is included in the peer group through March 15, 1996, at which date it merged with a wholly-owned subsidiary of biosys, inc.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons also are required to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of such reports received by it with respect to fiscal 1997, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company's equity securities have been complied with for fiscal 1997.

                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

     The Company has entered into an agreement with Bend Research, Inc. ("Bend Research") pursuant to which the Company has obtained a license to certain technologies and under which the Company is obligated to (i) pay Bend Research royalties on the sale of certain of the Company's products and (ii) request Bend Research to perform research and development services budgeted at not less than $600,000 a year, at least $400,000 of which must be directed towards development of biorational products. The Company's agreement with Bend Research was amended for 1996 to require the Company to request research and development services from Bend Research budgeted at not less than $191,500 with no specific amount allocated to biorational products. In 1996, the Company requested Bend Research to perform research and development services budgeted at $246,804. Payments by the Company to Bend Research for research and development services provided to the Company totaled $257,340 in 1996. The Company's agreement with Bend Research was amended for 1997 to require the Company to request research and development services from Bend Research budgeted at not less than $125,000, with no specific amount allocated to biorational products. In 1997, the Company requested Bend Research to perform research and development services budgeted at $78,011. Payments by the Company to Bend Research for research and development services provided to the Company totaled $77,673 in 1997, which amount has been acknowledged by Bend Research to satisfy the Company's obligation to pay Bend Research for research and development services in 1997. For 1998 only, the Company's agreement with Bend Research has been amended to waive any minimum requirement for the Company's research and development payments to Bend Research. As of April 1, 1998, Bend Research held 316,466 shares of the Company's Common Stock. Walter C. Babcock, President, Chief Executive Officer, Chairman of the Board of Directors and a shareholder of Bend Research, serves as a member of the Company's Board of Directors and its Scientific Advisory Board. Kelly L. Smith, Senior Fellow of Bend Research, and a former member of the Board of Directors and Secretary of Bend Research, serves as the Company's Secretary. In addition, Volker G. Oakey, President, Chief Executive Officer and Chairman of the Board Directors of the Company serves as a member of the Board of Directors of Bend Research.

     The Company believes that the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions between the Company and its officers, directors, principal shareholders and affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

              STOCK OWNED BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of April 1, 1998 by: (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's directors, (iii) each of the Company's nominees for election as a director, (iv) each of the Company's named executive officers, and (v) all directors and executive officers as a group. Except as otherwise indicated, the Company believes that each of the following shareholders has sole voting and investment power with respect to the shares beneficially owned by such shareholder.

                                                               SHARES OF
                                                              COMMON STOCK         PERCENT OF
                                                              BENEFICIALLY        COMMON STOCK
            NAME AND ADDRESS OF BENEFICIAL OWNER                OWNED(1)          OUTSTANDING
            ------------------------------------              ------------        ------------
Heartland Advisors, Inc.(2).................................   1,426,000              14.8%
  790 North Milwaukee Street
  Milwaukee, WI 53202
J.P. Morgan Investment Corporation(3).......................     702,860               7.3
J.P. Morgan & Co. Incorporated(3)...........................     702,860               7.3
  60 Wall Street
  14th Floor
  New York, NY 10260
Nazem & Company III, L.P.(4)................................     692,470               7.2
  645 Madison Avenue
  12th Floor
  New York, NY 10022
Volker G. Oakey(5)..........................................     466,890               4.8
Walter C. Babcock(6)........................................     361,639               3.7
Philip E. Barak(7)..........................................       2,000                *
John A. Beaulieu(8).........................................       2,000                *
Kenneth D. MacKay(9)........................................       2,000                *
Gordon D. Barker............................................          --                --
Larry Katz(10)..............................................      66,055                *
Kenneth C. Rymer(11)........................................      47,996                *
Steven R. Hartmeier(12).....................................      49,484                *
All directors and executive officers as a group (8               998,064              10.1
  persons)(13)..............................................

---------------
  *  Less than 1%.

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after April 1, 1998 are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

 (2) This information as to beneficial ownership is based on a Schedule 13G/A filed by Heartland Advisors, Inc. with the Securities and Exchange Commission on January 27, 1998. The Schedule 13G/A states that as of December 31, 1997, Heartland Advisors, Inc. was the beneficial owner of 1,426,000 shares of Common Stock as to which it had sole voting and dispositive power.

 (3) Represents 702,860 shares beneficially owned by J.P. Morgan Investment Corporation, which includes 23,167 shares issuable upon the exercise of immediately exercisable warrants. J.P. Morgan & Co. Incorporated is the indirect parent corporation of J.P. Morgan Investment Corporation and therefore also beneficially owns shares owned by J.P. Morgan Investment Corporation.

 (4) Includes 7,667 shares issuable upon the exercise of immediately exercisable warrants.

 (5) Includes 153,360 shares issuable upon exercise of stock options that are exercisable within 60 days. Also includes 44,628 shares beneficially owned by Mr. Oakey's wife and children. Mr. Oakey is a director of

     Bend Research, Inc. Mr. Oakey disclaims beneficial ownership of the (i) 316,466 shares beneficially owned by Bend Research, Inc. and (ii) the 44,628 shares beneficially owned by Mr. Oakey's wife and children.

 (6) Includes 10,250 shares issuable upon the exercise of immediately exercisable stock options. Also includes 880 shares beneficially owned by Dr. Babcock's wife. Also includes 316,466 shares beneficially owned by Bend Research, Inc. Dr. Babcock is President, Chief Executive Officer, a shareholder and a director of Bend Research, Inc. Dr. Babcock disclaims beneficial ownership of (i) the 316,466 shares beneficially owned by Bend Research, Inc. and (ii) the 880 shares beneficially owned by Dr. Babcock's wife.

 (7) Represents 2,000 shares issuable upon exercise of stock options that are exercisable within 60 days.

 (8) Represents 2,000 shares issuable upon exercise of stock options that are exercisable within 60 days.

 (9) Represents 2,000 shares issuable upon exercise of stock options that are exercisable within 60 days.

(10) Includes 24,125 shares issuable upon exercise of stock options that are exercisable within 60 days. Also includes 5,000 shares beneficially owned by Mr. Katz's wife. Mr. Katz disclaims beneficial ownership of the 5,000 shares beneficially owned by Mr. Katz's wife.

(11) Represents 47,996 shares issuable upon exercise of stock options that are exercisable within 60 days.

(12) Includes 29,484 shares issuable upon exercise of stock options that are exercisable within 60 days.

(13) Includes 271,215 shares issuable upon exercise of stock options that are exercisable within 60 days. Also includes shares that Messrs. Oakey, Babcock and Katz, respectively, may be deemed to beneficially own, but as to which each disclaims beneficial ownership. See notes (5),(6) and (10). The table does not include shares subject to options that will be granted to Messrs. Babcock, Barak, Beaulieu, MacKay and Barker under the 1993 Stock Option Plan for Nonemployee Directors immediately after the Annual Meeting.

           APPROVAL OF THE AMENDMENT TO THE 1997 STOCK INCENTIVE PLAN

     A total of 300,000 shares of Common Stock have been reserved for issuance under the Company's 1997 Stock Incentive Plan (the "1997 Plan"). As of December 31, 1997, only 72,000 shares and 19,000 shares remained available for grant under the 1997 Plan and the Company's 1993 Stock Incentive Plan, respectively. The Board of Directors believes that the availability of stock incentives is an important factor in the Company's ability to attract and retain experienced and competent employees and to provide an incentive to them to exert their best efforts on behalf of the Company. The Board of Directors believes that additional shares will be needed under the 1997 Plan to provide appropriate incentives. Accordingly, on February 26, 1998, the Board of directors approved the Amendment, subject to shareholder approval, whereby an additional 300,000 shares of Common Stock have been reserved for issuance under the 1997 Plan, which increases the total number of shares of Common Stock reserved for issuance under the 1997 Plan from 300,000 shares to 600,000 shares. The following is a summary of the basic terms and conditions of the 1997 Plan.

     The 1997 Plan provides for grants of both "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and "nonqualified stock options" which are not qualified for treatment under Section 422 of the Code, and for direct stock grants and sales to employees or consultants of the Company. A total of 300,000 shares of Common Stock were originally reserved for issuance under the 1997 Plan upon the exercise of stock options which may be granted to employees, officers, directors and consultants of the Company. Assuming the Amendment is approved by the Company's shareholders, a total of 600,000 shares will be reserved for issuance under the 1997 Plan. As of March 15, 1998, approximately 136 persons were eligible to participate in the 1997 Plan. Because the officers and employees of the Company who may participate in the 1997 Plan and the amount of their options will be determined on a discretionary basis by the Compensation Committee or the full Board of Directors, it is not possible to state the names or positions of, or the number of options that may be granted to, the Company's officers and employees. No employee may receive options under the 1997 Plan for more than 75,000 shares in any one fiscal year, except that options for up to an additional 75,000 shares may be granted in connection with a person's initial employment with the Company.

     The administration of the 1997 Plan has been delegated initially to the Compensation Committee of the Board of Directors (the "Committee"). In addition to determining who will be granted options, the Committee has the authority and discretion to determine when options will be granted and the number of options to be granted and whether the options will be incentive stock options or nonqualified stock options. Only "employees" of the Company as that term is defined in the Code will be entitled to receive Incentive Stock Options. See "Federal Income Tax Consequences" below. The Committee also may determine the time or times when each option becomes exercisable, the duration of the exercise period for options and the form or forms of the instruments evidencing options granted under the Plan. The Committee also may construe the Plan and the provisions in the instruments evidencing options granted under the Plan to employee and officer participants and is empowered to make all other determinations deemed necessary or advisable for the administration of the Plan.

     The term of each option granted under the 1997 Plan will be ten years from the date of grant, or such shorter period as may be established at the time of the grant. An option granted under the 1997 Plan may be exercised at such times and under such conditions as determined by the Compensation Committee. If a person who has been granted an option ceases to be an employee or consultant of the Company, such person may exercise that option only during the three month period after the date of termination, and only to the extent that the option was exercisable on the date of termination. If a person who has been granted an option ceases to be an employee or consultant as a result of such person's total and permanent disability, such person may exercise that option at any time within twelve months after the date of termination, but only to the extent that the option was exercisable on the date of termination. Except as otherwise provided by the Compensation Committee at the time an option is granted, no option granted under the 1997 Plan is transferable other than at death, and each option is exercisable during the life of the optionee only by the optionee. In the event of the death of a person who has received an option, the option generally may be exercised by a person who acquired the option by bequest or inheritance during the twelve month period after the date of death to the extent that such option was exercisable at the date of death.

     The exercise price of incentive stock options granted under the 1997 Plan may not be less than the fair market value of a share of Common Stock on the last market trading day prior to the date of grant of the option. For nonqualified stock options, the exercise price may be less than, equal to, or greater than the fair market value of the Common Stock on the date of grant, provided that the Compensation Committee must specifically determine that any option grant at an exercise price less than fair market value is in the best interests of the Company. The consideration to be paid upon exercise of an option, including the method of payment, will be determined by the Compensation Committee and may consist entirely of cash, check, shares of Common Stock, such other consideration and method of payment permitted by applicable law or any combination of such methods of payment as permitted by the Compensation Committee. The Compensation Committee has the authority to reset the price of any stock option after the original grant and before exercise. In the event of stock dividends, splits, and similar capital changes, the 1997 Plan provides for appropriate adjustments in the number of shares available for option and the number and option prices of shares subject to outstanding options.

     In the event of a proposed sale of all or substantially all of the assets of the Company, or a merger of the Company with and into another corporation, outstanding options shall be assumed or equivalent options shall be substituted by such successor corporation, unless the Committee provides all option holders with the right to immediately exercise all of their options, whether vested or unvested. In the event of a proposed dissolution or liquidation of the Company, outstanding options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In such a situation, the Board is authorized to give option holders the right to immediately exercise all of their options, whether vested or unvested.

     The 1997 Plan will continue in effect until February 19, 2007, unless earlier terminated by the Board of Directors, but such termination will not affect the terms of any options outstanding at that time. The Board of Directors may amend, terminate or suspend the 1997 Plan at any time. Amendments to the 1997 Plan must be approved by shareholders if required by applicable tax, securities or other law or regulation.

     The issuance of the additional 300,000 shares of Common Stock under the 1997 Plan is subject to registration of such shares with the Securities and Exchange Commission.

FEDERAL INCOME TAX CONSEQUENCES

     The federal income tax discussion set forth below is included for general information only. Optionees are urged to consult their tax advisors to determine the particular tax consequences applicable to them, including the application and effect of foreign, state and local income and other tax laws.

     Incentive Stock Options. Certain options authorized to be granted under the 1997 Plan are intended to qualify as incentive stock options for federal income tax purposes. Under federal income tax law currently in effect, the optionee will recognize no income upon grant or upon a proper exercise of an incentive stock option. If an employee exercises an incentive stock option and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, then any gain realized upon subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset. If an employee disposes of shares acquired upon exercise of an incentive stock option before the expiration or either the one-year holding period or the two-year waiting period, any amount realized will be taxable as ordinary compensation income in the year of such disqualifying disposition to the extent that the lesser of the fair market value of the shares on the exercise date or the proceeds of the sale of the shares exceeds the exercise price. The Company will not be allowed any deduction for federal income tax purposes at either the time of the grant or exercise of an incentive stock option. Upon any disqualifying disposition by an employee, the Company will be entitled to a deduction to the extent the employee realized ordinary income.

     Nonqualified Stock Options. Certain options authorized to be granted under the 1997 Plan will be treated as non-qualified stock options for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of a nonqualified stock option pursuant to the 1997 Plan until the option is exercised. At the time of exercise of a nonqualified stock option, the optionee will realize ordinary compensation income, and the Company will be entitled to a deduction, in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. Upon the sale of shares acquired upon exercise of a nonqualified stock option, the excess of the amount realized from the sale over the market value of the shares on the date of exercise will be taxable.

     Consequences to the Company. The Company recognizes no deduction at the time of grant or exercise of an incentive stock option. The Company will recognize a deduction at the time of exercise of a nonqualified stock option on the difference between the option price and the fair market value of the shares on the date of grant. The Company also will recognize a deduction to the extent the optionee recognizes income upon a disqualifying disposition of shares underlying an incentive stock option.

BOARD RECOMMENDATION

     For the reasons discussed above, the Board recommends a vote FOR approval of the Amendment of the Company's 1997 Stock Incentive Plan to reserve an additional 300,000 shares for issuance thereunder. If a quorum is present, this proposal will be approved if a majority of the votes cast on the proposal are voted in favor of approval. Abstentions and broker non-votes are counted in determining whether a quorum exists at the Annual Meeting, but are not counted as votes cast and have no effect on whether the Amendment of the 1997 Stock Incentive Plan is approved. No options may be granted with respect to the additional 300,000 shares reserved under the 1997 Stock Incentive Plan if this proposal is not approved. Proxies solicited by the Board will be voted FOR approval of the Amendment unless a vote against the proposal or abstention is specifically indicated.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed KPMG Peat Marwick LLP to act as independent auditors for the Company's fiscal year ending December 31, 1998, subject to ratification of such appointment by the Company's shareholders.

     Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of KPMG Peat Marwick LLP to audit the books and accounts of the Company for the fiscal year ending December 31, 1998. No determination has been made as to what action the Board of Directors would take if the shareholders do not ratify the appointment.

     A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

                  DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

     Any shareholder proposal intended for inclusion in the proxy statement and form of proxy relating to the Company's 1999 annual meeting of shareholders must be received by the Company not later than December 12, 1998, pursuant to the proxy soliciting regulations of the SEC. In addition, the Company's bylaws require that notice of shareholder proposals and nominations for director be delivered to the Secretary of the Company not less than 60 days nor more than 90 days prior to the date of an annual meeting, unless notice or public disclosure of the date of the meeting occurs less than 60 days prior to the date of such meeting, in which event, shareholders may deliver such notice not later than the 10th day following the day on which notice of the date of the meeting was mailed or public disclosure thereof was made. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not know of any other matters to be presented for action by the shareholders at the 1998 Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying proxy will vote such proxy in accordance with the determination of a majority of the Board of Directors.

                              COST OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited personally or by telephone or telegram by directors, officers and employees of the Company, who will not be specially compensated for such activities. The Company will request persons, firms and companies holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such persons for their reasonable expenses incurred in that connection. In addition, the Company reserves the right to use the services of an independent proxy solicitation firm to assist with the solicitation of proxies. If the services of an independent proxy solicitation firm are used, the cost is estimated not to exceed $10,000.

                             ADDITIONAL INFORMATION

     A COPY OF THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 ACCOMPANIES THIS PROXY STATEMENT. THE COMPANY IS REQUIRED TO FILE AN ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1997 WITH THE SECURITIES AND EXCHANGE COMMISSION. SHAREHOLDERS MAY OBTAIN, FREE OF CHARGE, A COPY OF THE FORM 10-K (WITHOUT EXHIBITS) BY WRITING TO LARRY KATZ, VICE PRESIDENT, FINANCE AND CHIEF FINANCIAL OFFICER, 213 SW COLUMBIA STREET, BEND, OREGON 97702.

                                          By Order of the Board of Directors,

                                          /s/ VOLKER G. OAKEY

                                          Volker G. Oakey
                                          Chairman of the Board of Directors,
                                          President and Chief Executive Officer

Bend, Oregon
April 13, 1998

                                                                       EXHIBIT A

                                  CONSEP, INC.

                           1997 STOCK INCENTIVE PLAN

     1. Purposes of the Plan. The purposes of this Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

     Options granted hereunder may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or "nonqualified stock options," at the discretion of the Board and as reflected in the terms of the written option agreement. In addition, shares of the Company's Common Stock may be Sold hereunder independent of any Option grant.

     2.  Definitions.  As used herein, the following definitions shall apply:

     (a) "Administrator" shall mean the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4.(a) of the Plan.

     (b) "Board" shall mean the Board of Directors of the Company.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (d) "Committee" shall mean a committee appointed by the Board in accordance with Section 4.(a) of the Plan.

     (e) "Common Stock" shall mean the Common Stock of the Company.

     (f) "Company" shall mean Consep, Inc., an Oregon corporation.

     (g) "Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services and any Director of the Company whether compensated for such services or not.

     (h) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any sick leave, military leave, or any other leave of absence approved by the Company; provided, however, that for purposes of Incentive Stock Options, any such leave is for a period of not more than ninety days or reemployment upon the expiration of such leave is guaranteed by contract or statute, provided, further, that on the ninety-first day of such leave (where re-employment is not guaranteed by contract or statute) the Optionee's Incentive Stock Option shall automatically convert to a Nonqualified Stock Option; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

     (i) "Director" shall mean a member of the Board.

     (j) "Disability" shall mean total and permanent disability as defined in
Section 22(e)(3) of the Code.

     (k) "Employee" shall mean any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary. Neither the payment of a director's fee by the Company nor service as a Director shall be sufficient to constitute "employment" by the Company.

     (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (m) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or the Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

     (n) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     (o) "Nonqualified Stock Option" shall mean an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     (p) "Notice of Grant" shall mean a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

     (q) "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (r) "Option" shall mean a stock option granted pursuant to the Plan.

     (s) "Option Agreement" shall mean a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

     (t) "Optioned Stock" shall mean the Common Stock subject to an Option.

     (u) "Optionee" shall mean an Employee or Consultant who receives an Option.

     (v) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (w) "Plan" shall mean this 1997 Stock Incentive Plan.

     (x) "Rule 16b-3" shall mean Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     (y) "Sale" or "Sold" shall include, with respect to the sale of Shares under the Plan, the sale of Shares for consideration in the form of cash or notes, as well as a grant of Shares for consideration in the form of past or future services.

     (z) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

     (aa) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and/or Sold under the Plan is 600,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future Option grants and/or Sales under the Plan; provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4.  Administration of the Plan.

     (a) Procedure.

          (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

          (ii) Administration With Respect to Directors and Officers Subject to
     Section 16(b). With respect to Option grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to comply with the rules, if any, governing a plan intended to qualify as a discretionary plan under Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules, if any, governing a plan intended to qualify as a discretionary plan under Rule 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

          (iii) Administration With Respect to Other Persons. With respect to Option grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted to satisfy the legal requirements relating to the administration of stock option plans under applicable corporate and securities laws and the Code. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

     (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

          (i) to grant Incentive Stock Options in accordance with Section 422 of the Code, or Nonqualified Stock Options;

          (ii) to authorize Sales of Shares of Common Stock hereunder;

          (iii) to determine, upon review of relevant information, the Fair Market Value of the Common Stock;

          (iv) to determine the exercise/purchase price per Share of Options to be granted or Shares to be Sold, which exercise/purchase price shall be determined in accordance with Section 8.(a) of the Plan;

          (v) to determine the Employees or Consultants to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option;

          (vi) to determine the Employees or Consultants to whom, and the time or times at which, Shares shall be Sold and the number of Shares to be Sold;

          (vii) to interpret the Plan;

          (viii) to prescribe, amend and rescind rules and regulations relating to the Plan;

          (ix) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option;

          (x) to determine the terms and provisions of each Sale of Shares (which need not be identical) and, with the consent of the purchaser thereof, modify or amend each Sale;

          (xi) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option;

          (xii) to accelerate or defer (with the consent of the Optionee or purchaser of Shares) the vesting restrictions applicable to Shares Sold under the Plan or pursuant to Options granted under the Plan;

          (xiii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Sale of Shares previously granted or authorized by the Board;

          (xiv) to determine the restrictions on transfer, vesting restrictions, repurchase rights, or other restrictions applicable to Shares issued under the Plan;

          (xv) to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding Options under the Plan and to grant in substitution therefor new Options under the Plan covering the same or different numbers of Shares, but having an Option price per Share consistent with the provisions of Section 8 of this Plan as of the date of the new Option grant;

          (xvi) to establish, on a case-by-case basis, different terms and conditions pertaining to exercise or vesting rights upon termination of employment, whether at the time of an Option grant or Sale of Shares, or thereafter;

          (xvii) to approve forms of agreement for use under the Plan;

          (xviii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

          (xix) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock; and

          (xx) to make all other determinations deemed necessary or advisable for the administration of the Plan.

     (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options granted under the Plan or Shares Sold under the Plan.

     5.  Eligibility.

     (a) Persons Eligible. Options may be granted and/or Shares Sold only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Sold Shares may, if he or she is otherwise eligible, be granted an additional Option or Options or Sold additional Shares.

     (b) ISO Limitation.  To the extent that the aggregate Fair Market Value:
(i) of Shares subject to an Optionee's Incentive Stock Options granted by the Company, any Parent or Subsidiary, which (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

     (c) Section 5.(b) Limitations. Section 5.(b) of the Plan shall apply only to an Incentive Stock Option evidenced by an Option Agreement which sets forth the intention of the Company and the Optionee that such Option shall qualify as an Incentive Stock Option. Section 5.(b) of the Plan shall not apply to any Option evidenced by a Option Agreement which sets forth the intention of the Company and the Optionee that such Option shall be a Nonqualified Stock Option.

     (d) No Right to Continued Employment. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

     (e) Other Limitations. The following limitations shall apply to grants of Options to Employees:

          (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 75,000 Shares.

          (ii) In connection with his or her initial employment, an Employee may be granted Options to purchase up to an additional 75,000 Shares which shall not count against the limit set forth in subsection (i) above.

          (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
     Section 11.

          (iv) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the canceled Option shall be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years, unless sooner terminated under Section 13 of the Plan.

     7. Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Notice of Grant.

     8.  Exercise/Purchase Price and Consideration.

     (a) Exercise/Purchase Price. The per-Share exercise/purchase price for the Shares to be issued pursuant to exercise of an Option or a Sale shall be such price as is determined by the Administrator, but shall be subject to the following:

          (i) In the case of an Incentive Stock Option

             (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of the grant.

             (B) granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

          (ii) In the case of a Nonqualified Stock Option or Sale, the per Share exercise/purchase price shall be determined by the Administrator.

          (iii) Any determination to establish an Option exercise price or effect a Sale of Common Stock at less than Fair Market Value on the date of the Option grant or authorization of Sale shall be accompanied by an express finding by the Administrator specifying that the sale is in the best interest of the Company, and specifying both the Fair Market Value and the Option exercise price or Sale price of the Common Stock.

     (b) Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option or pursuant to a Sale, including the method of payment, shall be determined by the Administrator. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist of:

          (i) cash;

          (ii) check;

          (iii) promissory note;

          (iv) transfer to the Company of Shares which

             (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and

             (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares to be acquired;

          (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price;

          (vi) such other consideration and method of payment for the issuance of Shares to the extent permitted by legal requirements relating to the administration of stock option plans and issuances of capital stock under applicable corporate and securities laws and the Code; or

          (vii) any combination of the foregoing methods of payment.

     If the Fair Market Value of the number of whole Shares transferred or the number of whole Shares surrendered is less than the total exercise price of the Option, the shortfall must be made up in cash or by check. Notwithstanding the foregoing provisions of this Section 8.(b), the consideration for Shares to be issued pursuant to a Sale may not include, in whole or in part, the consideration set forth in subsections (iv) and (v) above.

     9.  Exercise of Option.

     (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under the Option Agreement and
Section 8.(b) of the Plan. Each Optionee who exercises an Option shall, upon notification of the amount due (if any) and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company amounts necessary to satisfy applicable federal, state and local tax withholding requirements. An Optionee must also provide a duly executed copy of any stock transfer agreement then in effect and determined to be applicable by the Administrator. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock represented by such stock certificate, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Termination of Employment or Consulting Relationship. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Administrator, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the case of an Incentive Stock Option, the Administrator shall determine such period of time (in no event to exceed three (3) months from the date of termination) when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option with the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (c) Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (e) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     (f) Buyout Provisions. The Administrator may at any time offer to buy out, in whole or in part, for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10. Nontransferability of Options. Except as otherwise specifically provided in the Option Agreement, an Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will, or by the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by the Optionee or, if incapacitated, by his or her legal guardian or legal representative.

     11.  Adjustments Upon Changes in Capitalization or Merger.

     (a) Changes in Capitalization: Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or Sales made or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common

Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each outstanding Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

     (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a Parent or Subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Administrator makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice or such shorter period as the Administrator may specify in the notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the Optionee, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

     13.  Amendment and Termination of the Plan.

     (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable.

     (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

     (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

     14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option or a Sale unless the exercise of such Option or consummation of the Sale and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, applicable state securities laws, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange (including NASDAQ) upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     16.  Liability of Company.

     (a) Inability to Obtain Authority. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     As a condition to the exercise of an Option or a Sale, the Company may require the person exercising such Option or to whom Shares are being Sold to represent and warrant at the time of any such exercise or Sale that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 13 of the Plan.

     17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

PROXY

                                  CONSEP, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Consep, Inc., an Oregon corporation (the "Company"), hereby appoints Volker G. Oakey and Larry Katz, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, May 21, 1998, at 10:00 a.m., local time, at Mount Bachelor Village in The Fireside Room, 19717 Mount Bachelor Drive, Bend, Oregon 97702, and any adjournments or postponements thereof upon the matters set forth on the reverse side of this Proxy Card.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS.

     The undersigned hereby acknowledges receipt of the Company's Proxy Statement and hereby revokes any proxy or proxies previously given.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                              FOLD AND DETACH HERE

                                                                  Please mark
                                                                  your votes [X]
                                                                  like this

                                            FOR                  WITHHOLD
                                        the nominees             AUTHORITY
                                    listed below (except)     to vote for all
                                     as indicated below)   nominees listed below

1. Election of two directors for a         [ ]                     [ ]
   three-year term.

   NOMINEES: Philip E. Barak and
             Kenneth D. Mackay

   Election of one director for a
   one-year term.

   NOMINEE: Gordon Barker                  [ ]                     [ ]

   INSTRUCTION: To withhold authority to vote for any nominee write that nominee's name in this space:

   _______________________________________

                                                          FOR  AGAINST   ABSTAIN
2. Approval of the Amendment to the 1997                  [ ]    [ ]       [ ]
   Stock Incentive Plan.

                                                          FOR  AGAINST   ABSTAIN
3. Ratification of appointment of auditors.               [ ]    [ ]       [ ]

4. In their discretion, the proxies are
   authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

                       I PLAN TO ATTEND THE MEETING   [ ]


Please sign below exactly as name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).

If you receive more than one Proxy Card, please sign and return all such cards in the accompanying envelope.

Signature(s) ___________________________________________________ Date ________
Please sign, date and return this proxy card today, using the enclosed envelope.

                              FOLD AND DETACH HERE